                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001


                          FOX ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

          Delaware                       1-14595                95-4066193
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------

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Item 2:  Acquisition or Disposition of Assets.
         -------------------------------------

     As previously reported by Fox Entertainment Group, Inc. ("FEG"), on July 31, 2001, The News Corporation Limited ("News Corporation") completed its acquisition of Chris-Craft Industries, Inc. ("Chris-Craft") and its subsidiaries, BHC Communications, Inc. ("BHC") and United Television, Inc. ("United Television") and transferred to FEG all the assets of Chris-Craft and its subsidiaries (subject to all liabilities of such entities, including liabilities incurred in connection with the mergers) except for approximately $1.7 billion of cash, cash equivalents, marketable securities and other investments and the plastics business conducted by Chris-Craft and its subsidiaries (the "Chris-Craft Industrial Division").

     This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on August 14, 2001, as amended by Amendment No. 1 filed on October 15, 2001. This Report is being filed to include the financial information required by Item 7 of Form 8-K.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (a)      Financial Statements of Business Acquired.

                           The required financial statements in connection with News Corporation's acquisitions of Chris-Craft, BHC and United Television are attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8.

                  (b)      Pro Forma Financial Information.

                           The required pro forma financial information in connection with News Corporation's acquisitions of Chris-Craft, BHC and United Television is attached as
                           Exhibit 99.9.

                  (c)      Exhibits.



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 99.1    Consolidated financial statements for Chris-Craft Industries, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.2 Consolidated financial statements for BHC Communications, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.3 Consolidated financial statements for United Television, Inc. for the years ended December 31, 2000, 1999 and 1998.

 99.4 Unaudited Consolidating Balance Sheet for Chris-Craft Industries, Inc. as of June 30, 2001.

 99.5 Unaudited Consolidating Statement of Operations for Chris-Craft Industries, Inc. for the twelve months ended June 30, 2001.

 99.6 Condensed consolidated financial statements for Chris-Craft Industries, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.

 99.7 Condensed consolidated financial statements for BHC Communications, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.

 99.8 Condensed consolidated financial statements for United Television, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.

 99.9 Pro forma financial information- Fox Entertainment Group, Inc. and Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOX ENTERTAINMENT GROUP, INC.

                                          By:   /s/  Lawrence A. Jacobs
                                              __________________________________
                                              Lawrence A. Jacobs
                                              Secretary


Dated:  November 28, 2001



















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                                  Exhibit Index

  99.1 Consolidated financial statements for Chris-Craft Industries, Inc. for the years ended December 31, 2000, 1999 and 1998.(1)

  99.2 Consolidated financial statements for BHC Communications, Inc. for the years ended December 31, 2000, 1999 and 1998.(1)

  99.3 Consolidated financial statements for United Television, Inc. for the years ended December 31, 2000, 1999 and 1998.(1)

  99.4 Unaudited Consolidating Balance Sheet for Chris-Craft Industries, Inc. as of June 30, 2001.(1)

  99.5 Unaudited Consolidating Statement of Operations for Chris-Craft Industries, Inc. for the twelve months ended June 30, 2001.(1)

  99.6 Condensed consolidated financial statements for Chris-Craft Industries, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.(2)

  99.7 Condensed consolidated financial statements for BHC Communications, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.(2)

  99.8 Consolidated financial statements for United Television, Inc. as of June 30, 2001 and December 31, 2000 and for the three and six months ended June 30, 2001 and 2000.(2)

  99.9 Pro forma financial information- Fox Entertainment Group, Inc. and Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc.(2)



      ____________________________

     (1)  Previously filed on Amendment No. 1 to Form 8-K dated October 15,
          2001.

     (2)  Filed herewith.


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